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                                                                    Exhibit 99.2


CERTIFICATION OF PERIODIC FINANCIAL REPORT BY CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Form 10-Q for the quarterly period ended June 30, 2002 of First Financial Bancorp. (the "Company"), as filed with the Securities and Exchange Commission on August 12, 2002 (the "Report"), I, C. Douglas Lefferson, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ C. Douglas Lefferson
--------------------------------------------
C. Douglas Lefferson
Chief Financial Officer

August 12, 2002